Exhibit 10.1

1998 STOCK PURCHASE AND OPTION PLAN
FOR EMPLOYEES OF
ACCURIDE CORPORATION AND SUBSIDIARIES

1.             Purpose of Plan

The 1998 Stock Purchase and Option Plan for Employees of Accuride Corporation and Subsidiaries (the “Plan”) is designed:

(a)           to promote the long term financial interests and growth of Accuride Corporation (the “Company”) and its Subsidiaries by attracting and retaining management and  personnel with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;

(b)           to motivate personnel by means of growth-related incentives to achieve long range goals; and

(c)           to further the identity of interests of participants with those of the stockholders of the Company through opportunities for stock or stock-based ownership in the Company.

2.             Definitions

As used in the Plan, the following words shall have the following meanings:

(a)           “Affiliate” shall mean (i) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (ii) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and (iii) with respect to Kohlberg Kravis Roberts & Co., L.P. (“KKR”), also any Affiliate of any partner of KKR.  For purposes of this Plan, “Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature, and “control” shall have the meaning given such term under Rule 405 of the Securities Act of 1933.

(b)           “Board of Directors” means the Board of Directors of the Company.

(c)           “Committee” means the Compensation Committee of the Board of Directors or another committee of the Board designated by the Board to administer the Plan.

(d)           “Common Stock” or “Share” means $.01 par value common stock of the Company.

(e)           “Employee” means a person, including an officer, in the regular full-time employment of the Company or one of its Subsidiaries.

(f)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)           “Fair Market Value” means such value of a Share as reported for stock exchange transactions and/or determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time.

(h)           “Grant” means an award of Purchase Stock or a Non-Qualified Stock Option made to a Participant pursuant to the Plan and described in Paragraph 5, including any combination of the foregoing.

(i)            “Grant Agreement” means an agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)            “Participant” means an Employee, consultant, or other person having a unique relationship with the Company or one of its Subsidiaries, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan; provided, however, a non-employee director of the Company or one of its Subsidiaries may not be a Participant.

(k)           “Stock-Based Grants” means the collective reference to the grant of Non-Qualified Stock Options and Purchase Stock.

(l)            “Stock Options” means the “Non-Qualified Stock Options” described in Paragraph 5.

(m)          “Subsidiary” means any corporation (or other entity) other than the Company in an unbroken chain of corporations (or other entities) beginning with the Company if each of the corporations (or entities), or group of commonly controlled corporations (or entities), other than the last corporation (or entity) in the unbroken chain, then owns stock (or other equity interest) possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

3.             Administration of Plan

(a)           The Plan shall be administered by the Committee.  The members of the Committee shall consist solely of individuals who are both “non-employee directors” as defined by Rule 16b-3 promulgated under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent that the Company and its Employees are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.  The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee.  The Committee shall have the power, authority and the discretion to administer, construe and interpret the Plan and Grant Agreements, to make rules for carrying out the Plan and to make changes in such rules.  Any such interpretations, rules, and administration shall be made and done in good faith and consistent with the basic purposes of the Plan.

(b)           The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and make Grants to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.

(c)           The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons.  The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.  Subject to the terms and conditions of this Plan and any applicable Grant Agreement, all actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

4.             Eligibility

The Committee may from time to time make Grants under the Plan to such Employees, consultants, or other persons having a unique relationship with the Company or any of its Subsidiaries, and in such form and having such terms, conditions and limitations as the Committee may determine.  No Grants may be made under this Plan to non-employee directors of the Company or any of its Subsidiaries.  Grants may be granted singly, in combination or in tandem.  The terms, conditions and limitations of each Grant under the Plan shall be set forth in a Grant Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, such Grant Agreement shall contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of the Participant, and may also include provisions concerning the treatment of Grants in the event of a change of control of the Company.

5.             Grants

From time to time, the Committee will determine the forms and amounts of Grants for Participants.  Such Grants may take the following forms in the Committee’s sole discretion:

(a)           Non-Qualified Stock Options - These are options to purchase Common Stock which are not “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.  At the time of grant, the Committee shall determine, and shall have specified in the Grant Agreement or other Plan rules, the option exercise period, the option exercise price, and such other conditions or restrictions on the grant or exercise of the Stock Option as the Committee deems appropriate, which may include the requirement that the grant of Stock Options is predicated on the acquisition of Purchase Stock under Paragraph 5(b) by the Participant.  In addition to other restrictions contained in the Plan and Grant Agreement, Stock Options granted under this Paragraph 5(a), (i) may not be exercised more than 10 years after the date granted and (ii) may not have an option exercise price less than 50% of the Fair Market Value of Common Stock on the date the option is granted.  Payment of the option exercise price shall be made in cash or in shares of Common Stock (including shares acquired by contemporaneous exercise of other Stock Options), or a combination thereof, in accordance with the terms of the Plan, the Grant Agreement and any applicable guidelines of the Committee in effect at the time.

(b)           Purchase Stock - Purchase Stock is Common Stock with restrictions or conditions on the Participant’s right to transfer or sell such stock, offered to a Participant at such price as determined by the Committee, the acquisition of which may make such Participant eligible to receive Stock Options under the Plan; provided, however, that the price of such Purchase Shares may not be less than 50% of the Fair Market Value of the Common Stock on the date such shares of Purchase Stock are offered.

6.             Limitations and Conditions

(a)           The number of Shares available for Grants under this Plan shall be 2,598 shares of the authorized Common Stock as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

(b)           No Grants shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Grants made on or before the expiration thereof may extend beyond such expiration.  At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

(c)           Nothing contained herein shall affect the right of the Company or any Subsidiary to terminate any Participant’s employment at any time or for any reason.

(d)           Except as otherwise prescribed by the Committee, the amounts of the Grants for any employee of a Subsidiary, along with interest, dividends, and other expenses accrued on deferred Grants shall be charged to the Participant’s employer during the period for which the Grant is made.  If the Participant is employed by more than one Subsidiary or by both the Company and a Subsidiary during the period for which the Grant is made, the Participant’s Grant and related expenses will be allocated between the companies employing the Participant in a manner prescribed by the Committee.

(e)           Other than as specifically provided by will or by the applicable laws of descent and distribution or the terms of any applicable trust, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void.  No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

(f)            Participants shall not be, and shall not have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable or otherwise acquired in connection with any Grant unless and until certificates representing any such Shares have been issued by the Company to such Participants; provided however that no delay in the issuance of certificates due to be issued hereunder representing any such Shares shall operate to impair or prejudice any Participant’s rights to participate in a corporate transaction providing for the disposition of such Shares.

(g)           No election as to benefits or exercise of Stock Options or other rights may be made during a Participant’s lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

(h)           Absent express provisions to the contrary, no Grant under this Plan shall be deemed “compensation” for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or subsequently in effect under which the availability or amount of benefits is related to level of compensation.  This Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

(i)            Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company’s obligations under the Plan.

7.             Transfers and Leaves of Absence

For purposes of the Plan, unless the Committee determines otherwise:  (a) a transfer of a Participant’s employment without an intervening period of separation among the Company and any Subsidiary shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or a Subsidiary during such leave of absence.

8.             Adjustments

In the event of any change in the outstanding Common Stock (including an exchange for cash) by reason of a stock split, reverse stock split, spin-off, stock dividend, stock combination or reclassification, recapitalization, reorganization, consolidation, merger, change of control, or similar event, the Committee may adjust appropriately the number and kind of Shares subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants, and make such other revisions to outstanding Grants as it deems are equitably required.

9.             Merger, Consolidation, Exchange, Acquisition, Distribution, Liquidation or Dissolution

In its sole discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Stock Option, the Committee may provide that such Stock Option cannot be exercised after the consummation of the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company’s then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, and if the Committee so provides, it shall, on such terms and conditions as it deems appropriate in its absolute discretion, also provide, either by the terms of such Stock Option or by a resolution adopted prior to the consummation of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to the consummation of such transaction or event, such Stock Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the consummation of such event, such Stock Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Stock Option shall remain exercisable after any such event, from and after such event, any such Stock Option shall be exercisable only for the kind and amount of cash, securities and/or other property, or the cash equivalent thereof (net of any applicable exercise price), receivable as a result of such event by the holder of a number of shares of stock for which such Stock Option could have been exercised immediately prior to such event.

In the event of a “spin-off” or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company’s Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to any Stock Option exercise price to reflect such diminution.

10.           Anti-Dilution

(a)           If and whenever on or after the date of adoption hereof and prior to the initial public offering of the Common Stock, the Company issues or sells, or in accordance with this Paragraph 10 is deemed to have issued or sold, any shares of Common Stock (or other equity securities which are convertible or exchangeable into, or options or warrants to acquire, Common Stock (collectively “Equity Securities”)) (including shares held in the Company’s treasury) (“New Stock”) some or all of which are issued and/or sold, other than pursuant to the terms hereof, to Hubcap Acquisition L.L.C., KKR, any partner of KKR or any Affiliate of any of the foregoing (the “Existing Stockholders”), then immediately upon such issuance or sale the Company shall, in a written notice (a “New Stock Notice”) offer for sale to each Participant that number of additional Equity Securities of the same type such that the number of shares of Common Stock (assuming full conversion or exercise of the Equity Securities), plus the number of unexercised Options, held by such Participant immediately after such issuance or sale (assuming purchase by such Participant of such additional Equity Securities) equals the number of shares of Common Stock, plus the number of unexercised Options, held by such Participant immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock deemed under this Paragraph 10 to be held by the Existing Stockholders immediately after such issuance or sale, divided by the total number of shares of Common Stock deemed under this Paragraph 10 to be held by the Existing Stockholders immediately prior to such issuance or sale (assuming in each case full conversion or exercise of the Equity Securities).  The New Stock Notice shall state the number and type of Equity Securities offered for sale to such Participant pursuant to this Paragraph 10, the purchase price per Equity Security therefor, as determined pursuant to this Paragraph 10, and the time and place for the closing of the purchase in the event such Participant accepts the offer.

(b)           A Participant may elect to purchase all, none, or any portion of the Equity Securities offered for sale in a New Stock Notice by delivering to the Company written notice thereof within five (5) business days following such Participant’s receipt of such New Stock Notice.

(c)           For purposes of the computation referred to in this Paragraph 10, the number of shares of Common Stock outstanding shall be deemed to include all issued and outstanding shares of Common Stock plus all shares issuable to the holders of any securities exercisable for, or convertible into, shares of Common Stock. The purchase price per Equity Security offered for sale pursuant to this Paragraph 10 shall be equal to the price per Equity Security paid by the Existing Stockholders.

(d)           The Existing Stockholders may, in their sole discretion, elect to fulfill the Company’s obligation to Participants under this Paragraph 10 out of such Existing Stockholders’ holdings of Equity Securities.  In the event the Existing Stockholders fulfill the Company’s obligations to Participants under this Paragraph 10 with respect to an issuance or sale of Common Stock, the Company shall have no further obligation to such Participants under this Paragraph 10 with respect to such issuance or sale.

(e)           This Paragraph 10 shall not apply to the issuance of Common Stock (or other Equity Securities)  pursuant to the conversion or exercise of any Equity Securities. The Company shall not be obligated to make the offer described in subparagraph 10(a) if it would require the registration of any securities under any state or Federal securities law, provided that the Company shall take all reasonable ministerial steps to qualify such offer and issuance for applicable exemptions from registration under such law.

11.           Amendment and Termination

The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with this Plan provided that, except for adjustments under Paragraph 8 or 9 hereof, no such action shall modify such Grant in a manner adverse to the Participant without the Participant’s consent except as such modification is provided for or contemplated in the terms of the Grant.  The Board of Directors may amend, suspend or terminate the Plan.

12.           Foreign Grants and Rights

The Committee may make Grants to individuals who are subject to the laws of nations other than the United States, which Grants may have terms and conditions that differ from the terms provided elsewhere in the Plan for the purpose of complying with foreign laws.

13.           Withholding Taxes

The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option or upon delivery of any Purchase Stock that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes.  Any Grant Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Grant Agreement, to pay a portion or all of such withholding taxes in shares of Common Stock (including shares acquired by contemporaneous exercise of other Stock Options).

14.           Registration

(a)           If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act, or engaged in a Public Offering (as defined below), (i) the Company shall use reasonable efforts to register the Stock Options and the Common Stock to be acquired on exercise of the Stock Options on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Stock Options and Common Stock and (ii) the Company will use reasonable efforts to file the reports required to be filed by it under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the “Act”) and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission (“SEC”) thereunder, to the extent required from time to time to enable the Participant to sell shares of Common Stock without registration under the Act within the limitations of the exemptions provided under any applicable rule or regulation of the SEC.  Notwithstanding anything contained in this Section 14, the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.  Nothing in this Section 14 shall be deemed to limit in any manner any otherwise applicable restrictions on sales of Common Stock.

(b)           As used herein the term “Public Offering” shall mean the sale of shares of Common Stock to the public pursuant to a registration statement under the Act which has been declared effective by the SEC (other than a registration statement on Form S-8 or any other similar form) which results in an active trading market in the Common Stock.

15.           Effective Date and Termination Dates

The Plan shall be effective on and as of the date of its approval by the stockholders of the Company and shall terminate ten years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 11.

* * * * * * * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Accuride Corporation and approved by the shareholders of the Company on January 21, 1998.

Executed on this 21st day of January, 1998.

/s/ Greg Szabo
Secretary

AMENDMENT NO. 1 TO THE 1998 STOCK PURCHASE AND OPTION PLAN FOR
EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES

This AMENDMENT NO. 1 TO THE 1998 STOCK PURCHASE AND OPTION PLAN FOR EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES (the “Amendment”), dated as of August 1, 1998, amends the 1998 STOCK PURCHASE AND OPTION PLAN FOR EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES (the “Plan”) dated as of January 21,1998.

RECITALS

WHEREAS, capitalized terms used herein but not defined shall have the respective meanings given them in the Plan.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Section 6(a) of the Plan is hereby amended as follows:

(a)           The number of Shares available for Grants under this Plan shall be 2,667 shares of the authorized Common Stock as of the effective daft of the plan.  Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

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I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Accuride effective August 1, 1998.

Executed on this 8th day of September, 1998.

/s/ John R. Murphy
John R. Murphy
Secretary

2

FIRST AMENDMENT
TO THE
1998 STOCK PURCHASE AND OPTION PLAN
FOR EMPLOYEES OF
ACCURIDE CORPORATION AND SUBSIDIARIES

Effective January 21, 1998 Accuride Corporation (the “Company”) established the 1998 Stock Purchase and Option Plan for Employees of Accuride Corporation and Subsidiaries (the “Plan”).  By this instrument, the Company intends to amend the Plan to extend the period of time during which participants in the Plan may purchase shares pursuant to the anti-dilution provisions of the Plan.

1.             The provisions of this First Amendment shall be effective as of May 1, 2000. This Amendment shall amend only those provisions of the Plan as set forth herein, and those provisions not expressly amended hereby shall be considered in full force and effect.

2.             Section 10(b) of the Plan is hereby amended and restated in its entirety to provide as follows:

(b)           A Participant may elect to purchase all, none, or any portion of the Equity Securities offered for sale in a New Stock Notice by delivering to the Company written notice thereof within ninety (90) business days following such Participant’s receipt of such New Stock Notice.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative on this 12th day of April, 2000.

ACCURIDE CORPORATION

By:	/s/ William P. Greubel

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AMENDMENT NO. 2 TO THE 1998 STOCK PURCHASE AND OPTION PLAN
FOR EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES

This AMENDMENT NO. 2 TO THE 1998 STOCK PURCHASE AND OPTION PLAN FOR EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES (the “Amendment”), dated as of May 28, 2002, amends the 1998 STOCK PURCHASE AND OPTION PLAN FOR EMPLOYEES OF ACCURIDE CORPORATION AND SUBSIDIARIES (the “Plan”) originally dated as of January 21, 1998.

RECITALS

WHEREAS, capitalized terms used herein but not defined shall have the respective meanings given them in the Plan.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Section 6(a) of the Plan is hereby amended as follows:

(a) The number of Shares available for Grants under this Plan shall be 3,247 shares of the authorized Common Stock as of the effective date of the Plan. Unless restricted by applicable law, Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, shall immediately become available for Grants.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Accuride effective May 28, 2002.

Executed on this  28th day of  May, 2002.

/s/ David K. Armstrong
David K. Armstrong
Secretary
Accuride Corporation